Exhibit 10.3

JOINDER AGREEMENT
THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of March 27, 2013, by Xeres Ventures LLC, a Delaware limited liability company (“Joining Party”), and delivered to KeyBank National Association, as Agent, pursuant to §5.2 of the Credit Agreement dated as of May 6, 2010, as from time to time in effect (the “Credit Agreement”), among DuPont Fabros Technology, L.P. (the “Borrower”), KeyBank National Association, for itself and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.
RECITALS
A.    Joining Party is required, pursuant to §5.2 of the Credit Agreement, to become an additional Subsidiary Guarantor under the Guaranty and the Contribution Agreement.
B.    Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Credit Agreement.
NOW, THEREFORE, Joining Party agrees as follows:
AGREEMENT
1.Joinder. By this Joinder Agreement, Joining Party hereby becomes a “Subsidiary Guarantor” and a “Guarantor” under the Guaranty, and the other Loan Documents with respect to all the Obligations of Borrower now or hereafter incurred under the Credit Agreement and the other Loan Documents, and a “Subsidiary Guarantor” under the Contribution Agreement. Joining Party agrees that Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Subsidiary Guarantor and a Guarantor under the Guaranty, the other Loan Documents and the Contribution Agreement.

2.Representations and Warranties of Joining Party. Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement and are attached hereto as Schedule A), the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as applied to Joining Party as a Subsidiary Guarantor and a Guarantor on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents and the Contribution Agreement of the Subsidiary Guarantor are true and correct with respect to Joining Party and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that Joining Party becomes a Subsidiary Guarantor.

3.Joint and Several. Joining Party hereby agrees that, as of the Effective Date, the Guaranty, the Contribution Agreement and the other Loan Documents heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of Joining Party to the same extent as if executed and delivered by Joining Party, and upon request by Agent, will promptly become a party to the Guaranty, the Contribution Agreement and the other Loan Documents to confirm such obligation.

4.Further Assurances. Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

5.GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.Counterparts. This Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.

7.The effective date (the “Effective Date”) of this Joinder Agreement is March 27, 2013.

IN WITNESS WHEREOF, Joining Party has executed this Joinder Agreement as of the day and year first above written.
“JOINING PARTY”
XERES VENTURES LLC, a Delaware limited liability company
By: Xeres Interests LLC,
a Delaware limited liability company,
its Managing Member

By: Xeres Management LLC,
a Delaware limited liability company,
its Managing Member

By: DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:     /s/ Mark L. Wetzel
Name:     Mark L. Wetzel
Title:     Executive Vice President, Chief Financial Officer
and Treasurer

ACKNOWLEDGED:
KEYBANK NATIONAL ASSOCIATION, as Agent
By:    /s/ Jason R. Weaver
Name:    Jason R. Weaver
Title:    SVP

Schedule A
None.